PRESS RELEASE Bill Seymour VP of Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1

ENTEGRIS REPORTS RESULTS FOR SECOND QUARTER OF 2024

•Net sales (as reported) of $813 million, decreased 10% from prior year and increased 5% sequentially
•Adjusted net sales (excluding the impact of divestitures) increased 6% from prior year and 10% sequentially
•GAAP diluted EPS of $0.45
•Non-GAAP diluted EPS of $0.71

BILLERICA, Mass., July 31, 2024 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s second quarter ended June 29, 2024.
Bertrand Loy, Entegris’ president and chief executive officer, said: “The Entegris team delivered another quarter of strong performance and execution. Sales (excluding divestitures) increased 10 percent sequentially and were up in all three divisions and in most product lines.”
Mr. Loy added: "2024 continues to be a transition year for the semiconductor industry. We feel good about the improving fundamentals of the semi market and expect it will gradually recover in the second half of this year, albeit at a more moderate pace than previously expected. In the second half of 2024, we will continue to position the company for strong growth acceleration into 2025.”
“The compounding process complexity of our customers’ roadmaps is making Entegris expertise in materials science and materials purity increasingly valuable,” he said. “This is expected to translate into higher Entegris content per wafer, expanding served market, and fuel our market outperformance.”

Quarterly Financial Results Summary
(in thousands, except percentages and per share data)

GAAP Results	Jun 29, 2024	Jul 1, 2023	Mar 30, 2024
Net sales	$812,652	$901,000	$771,025
Gross margin - as a % of net sales	46.2%	42.6%	45.6%
Operating margin - as a % of net sales	16.0%	29.7%	15.3%
Net income	$67,696	$197,646	$45,266
Diluted earnings per common share	$0.45	$1.31	$0.30

Non-GAAP Results	Jun 29, 2024	Jul 1, 2023	Mar 30, 2024
Adjusted gross margin - as a % of net sales	46.2%	42.6%	45.6%
Adjusted operating margin - as a % of net sales	22.0%	22.3%	23.1%
Adjusted EBITDA - as a % of net sales	27.8%	27.2%	29.0%
Diluted non-GAAP earnings per common share	$0.71	$0.66	$0.68

Third Quarter Outlook
For the Company’s guidance for the third quarter ending September 28, 2024, the Company expects sales of $820 million to $840 million. The midpoint of this guidance range represents a 10% year-on-year increase, excluding the impact of divestitures. GAAP net income of $78 million to $85 million and diluted earnings per common share is expected to be between $0.51 and $0.56. On a non-GAAP basis, the Company expects diluted earnings per common share to range from $0.75 to $0.80, reflecting net income on a non-GAAP basis in the range of $114 million to $121 million. The Company also expects adjusted EBITDA of approximately 28.5% to 29.5% of sales.

Segment Results
The Company operates in three segments:

Materials Solutions (MS): MS provides materials-based solutions, such as chemical mechanical planarization slurries and pads, deposition materials, process chemistries and gases, formulated cleans, etchants and other specialty materials that enable our customers to achieve better device performance and faster time to yield, while providing for lower total cost of ownership.
Microcontamination Control (MC): MC offers advanced filtration solutions that improve customers’ yield, device reliability and cost by filtering and purifying critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions that improve customers’ yields by protecting critical materials during manufacturing, transportation, and storage including products that monitor, protect, transport and deliver critical liquid chemistries, wafers, and other substrates for a broad set of applications in the semiconductor, life sciences and other high-technology industries.

Second-Quarter Results
Entegris will hold a conference call to discuss its results for the second quarter on Wednesday, July 31, 2024, at 9:00 a.m. Eastern Time. Participants should dial 800-225-9448 or +1 203-518-9708, referencing confirmation ID: ENTGQ224. Participants are asked to dial in 10 minutes prior to the start of the call. For the live webcast and replay of the call, please Click Here.

Management’s slide presentation concerning the results for the second quarter will be posted on the Investor Relations section of www.entegris.com.

Entegris, Inc. - page 2 of 15

About Entegris
Entegris is a leading supplier of advanced materials and process solutions for the semiconductor and other high-tech industries. Entegris has approximately 8,000 employees throughout its global operations and is ISO 9001 certified. It has manufacturing, customer service and/or research facilities in the United States, Canada, China, Germany, Israel, Japan, Malaysia, Singapore, South Korea, and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted Net Sales, Adjusted EBITDA, Adjusted Gross Profit, Adjusted Segment Profit, Adjusted Operating Income, non-GAAP Net Income, non-GAAP Adjusted Operating Margin and diluted non-GAAP Earnings Per Common Share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP net sales to Adjusted Net Sales (excluding divestitures), GAAP gross profit to Adjusted Gross Profit, GAAP segment profit to Adjusted Operating Income, GAAP net income to Adjusted Operating Income and Adjusted EBITDA, GAAP net income and diluted earnings per common share to non-GAAP Net Income and diluted non-GAAP Earnings Per Common Share and GAAP outlook to non-GAAP outlook are included elsewhere in this release.

Cautionary Note on Forward-Looking Statements
This news release contains “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include statements about fluctuations in demand for semiconductors; global economic uncertainty and the risks inherent in operating a global business; supply chain matters; inflationary pressures; future period guidance or projections; the Company’s performance relative to its markets, including the drivers of such performance; market and technology trends, including the duration and drivers of any growth trends; the development of new products and the success of their introductions; the focus of the Company’s engineering, research and development projects; the Company’s ability to obtain, protect and enforce intellectual property rights; information technology risks; the Company’s ability to execute on our business strategies, including the Company’s expansion of its manufacturing presence in Taiwan and in Colorado Springs; the Company’s capital allocation strategy, which may be modified at any time for any reason, including with respect to share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions and divestitures the Company has made and commercial partnerships the Company has established, including the acquisition of CMC Materials, Inc. (now known as CMC Materials LLC) (“CMC Materials”); the amount of goodwill we carry on our balance sheets; key employee retention; future capital and other expenditures, including estimates thereof; the Company’s expected tax rate; the impact, financial or otherwise, of any organizational changes or changes in the legal and regulatory environment in which we operate; the impact of accounting pronouncements; quantitative and qualitative disclosures about market risk; climate change and our environmental, social and governance commitments; and other matters. These forward-looking statements are based on current management expectations and assumptions only as of the date of this news release, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the level of, and obligations associated with, the Company’s indebtedness, including the debts incurred in connection with the acquisition of CMC Materials; risks related to
Entegris, Inc. - page 3 of 15

the acquisition and integration of CMC Materials, including the ability to achieve the anticipated value-creation contemplated by the acquisition of CMC Materials; raw material shortages, supply and labor constraints, price increases, inflationary pressures and rising interest rates; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; substantial competition; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; the impact of regional and global instabilities, hostilities and geopolitical uncertainty, including, but not limited to, the ongoing conflicts between Ukraine and Russia, between Israel and Hamas and other tensions in the Middle East, as well as the global responses thereto; the increasing complexity of certain manufacturing processes; changes in government regulations of the countries in which the Company operates, including the imposition of tariffs, export controls and other trade laws, restrictions and changes to national security and international trade policy, especially as they relate to China; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; and other risk factors and additional information described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on February 15, 2024, and in the Company’s other SEC filings. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates.
Entegris, Inc. - page 4 of 15

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	Jun 29, 2024	Jul 1, 2023	Mar 30, 2024
Net sales	$812,652	$901,000	$771,025
Cost of sales	436,833	516,834	419,205
Gross profit	375,819	384,166	351,820
Selling, general and administrative expenses	116,315	145,596	112,193
Engineering, research and development expenses	81,885	71,030	71,876
Amortization of intangible assets	47,513	54,680	50,159
Gain on termination of alliance agreement	—	(154,754)	—
Operating income	130,106	267,614	117,592
Interest expense, net	52,527	78,605	54,379
Other expense, net	2,977	7,724	14,285
Income before income tax expense (benefit)	74,602	181,285	48,928
Income tax expense (benefit)	6,689	(16,491)	3,456
Equity in net loss of affiliates	217	130	206
Net income	$67,696	$197,646	$45,266

Basic earnings per common share:	$0.45	$1.32	$0.30
Diluted earnings per common share:	$0.45	$1.31	$0.30

Weighted average shares outstanding:
Basic	150,801	149,825	150,549
Diluted	151,819	150,837	151,718

Entegris, Inc. - page 5 of 15

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Six months ended
	Jun 29, 2024	Jul 1, 2023
Net sales	$1,583,677	$1,823,396
Cost of sales	856,038	1,037,545
Gross profit	727,639	785,851
Selling, general and administrative expenses	228,508	315,463
Engineering, research and development expenses	153,761	142,936
Amortization of intangible assets	97,672	112,254
Goodwill impairment	—	88,872
Gain on termination of alliance agreement	—	(154,754)
Operating income	247,698	281,080
Interest expense, net	106,906	163,426
Other expense, net	17,262	3,066
Income before income tax expense	123,530	114,588
Income tax expense	10,145	4,978
Equity in net loss of affiliates	423	130
Net income	$112,962	$109,480

Basic earnings per common share:	$0.75	$0.73
Diluted earnings per common share:	$0.74	$0.73

Weighted average shares outstanding:
Basic	150,675	149,626
Diluted	151,769	150,609

Entegris, Inc. - page 6 of 15

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	Jun 29, 2024	Dec 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$320,008	$456,929
Trade accounts and notes receivable, net	457,107	457,052
Inventories, net	633,373	607,051
Deferred tax charges and refundable income taxes	52,690	63,879
Assets held-for-sale	6,195	278,753
Other current assets	107,413	113,663
Total current assets	1,576,786	1,977,327
Property, plant and equipment, net	1,495,098	1,468,043
Right-of-use assets	83,710	80,399
Goodwill	3,943,893	3,945,860
Intangible assets, net	1,184,955	1,281,969
Deferred tax assets and other noncurrent tax assets	24,059	31,432
Other assets	28,085	27,561
Total assets	$8,336,586	$8,812,591
LIABILITIES AND EQUITY
Current liabilities
Accounts payable	141,579	134,211
Accrued liabilities	235,201	283,158
Liabilities held-for-sale	662	19,223
Income tax payable	62,416	77,403
Total current liabilities	439,858	513,995
Long-term debt	4,122,233	4,577,141
Long-term lease liabilities	71,800	68,986
Other liabilities	200,305	243,875
Shareholders’ equity	3,502,390	3,408,594
Total liabilities and equity	$8,336,586	$8,812,591

Entegris, Inc. - page 7 of 15

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	Jun 29, 2024	Jul 1, 2023	Jun 29, 2024	Jul 1, 2023
Operating activities:
Net income	$67,696	$197,646	$112,962	$109,480
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	47,407	43,719	92,750	90,494
Amortization	47,513	54,680	97,672	112,254
Share-based compensation expense	26,889	11,458	34,797	42,136
Provision for deferred income taxes	(12,723)	(31,988)	(24,088)	(66,814)
Loss on extinguishment of debt	796	4,482	11,385	7,269
Impairment of goodwill	—	—	—	88,872
Gain on termination of alliance agreement	—	(154,754)	—	(154,754)
Loss (gain) from sale of businesses and held-for-sale assets, net	537	14,935	(4,311)	28,577
Other	13,784	21,670	48,264	49,526
Changes in operating assets and liabilities, net of effects of acquisitions:
Trade accounts and notes receivable	(35,125)	9,562	(11,908)	17,941
Inventories	(15,797)	29,843	(50,659)	(5,009)
Accounts payable and accrued liabilities	(33,728)	(43,638)	(42,634)	(23,595)
Income taxes payable, refundable income taxes and noncurrent taxes payable	(15,001)	(31,437)	(16,923)	(15,570)
Other	18,964	840	11,091	(1,918)
Net cash provided by operating activities	111,212	127,018	258,398	278,889
Investing activities:
Acquisition of property and equipment	(59,269)	(116,051)	(125,889)	(250,043)
Proceeds, net from sale of businesses	—	759	249,600	134,286
Proceeds from termination of alliance agreement	—	169,251	—	169,251
Other	47	258	(1,917)	366
Net cash (used in) provided by investing activities	(59,222)	54,217	121,794	53,860
Financing activities:
Proceeds from debt	30,000	—	254,537	117,170
Payments of debt	(85,000)	(311,501)	(728,311)	(428,671)
Payments for debt issuance costs	—	(3,475)	—	(3,475)
Payments for dividends	(15,099)	(14,980)	(30,355)	(30,150)
Issuance of common stock	1,494	18,374	10,467	36,767
Taxes paid related to net share settlement of equity awards	(878)	(240)	(15,306)	(9,646)
Other	(526)	(279)	(902)	(578)
Net cash used in financing activities	(70,009)	(312,101)	(509,870)	(318,583)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(2,655)	(11,149)	(7,243)	(10,588)
(Decrease) increase in cash, cash equivalents and restricted cash	(20,674)	(142,015)	(136,921)	3,578
Cash, cash equivalents and restricted cash at beginning of period	340,682	709,032	456,929	563,439
Cash, cash equivalents and restricted cash at end of period	$320,008	$567,017	$320,008	$567,017
Entegris, Inc. - page 8 of 15

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended			Six months ended
Net sales	Jun 29, 2024	Jul 1, 2023	Mar 30, 2024	Jun 29, 2024	Jul 1, 2023
Materials Solutions	$342,333	$440,634	$350,036	$692,369	$888,964
Microcontamination Control	293,769	283,614	267,864	561,633	552,911
Advanced Materials Handling	188,225	190,356	162,854	351,079	409,209
Inter-segment elimination	(11,675)	(13,604)	(9,729)	(21,404)	(27,688)
Total net sales	$812,652	$901,000	$771,025	$1,583,677	$1,823,396

	Three months ended			Six months ended
Segment profit	Jun 29, 2024	Jul 1, 2023	Mar 30, 2024	Jun 29, 2024	Jul 1, 2023
Materials Solutions	$70,268	$215,738	$67,124	$137,392	$186,216
Microcontamination Control	93,709	100,661	86,555	180,264	196,658
Advanced Materials Handling	28,980	35,830	24,606	53,586	83,995
Total segment profit	192,957	352,229	178,285	371,242	466,869
Amortization of intangibles	(47,513)	(54,680)	(50,159)	(97,672)	(112,254)
Unallocated expenses	(15,338)	(29,935)	(10,534)	(25,872)	(73,535)
Total operating income	$130,106	$267,614	$117,592	$247,698	$281,080

Entegris, Inc. - page 9 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)

	Three months ended			Six months ended
	Jun 29, 2024	Jul 1, 2023	Mar 30, 2024	Jun 29, 2024	Jul 1, 2023
Net Sales	$812,652	$901,000	$771,025	$1,583,677	$1,823,396
Gross profit-GAAP	$375,819	$384,166	$351,820	$727,639	$785,851
Adjustments to gross profit:
Restructuring costs [1]	—	—	—	—	7,377
Adjusted gross profit	$375,819	$384,166	$351,820	$727,639	$793,228

Gross margin - as a % of net sales	46.2%	42.6%	45.6%	45.9%	43.1%
Adjusted gross margin - as a % of net sales	46.2%	42.6%	45.6%	45.9%	43.5%

1 Restructuring charges resulting from cost saving initiatives.

Entegris, Inc. - page 10 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended			Six months ended
Adjusted segment profit	Jun 29, 2024	Jul 1, 2023	Mar 30, 2024	Jun 29, 2024	Jul 1, 2023
MS segment profit	$70,268	$215,738	$67,124	$137,392	$186,216
Restructuring costs [1]	—	—	—	—	7,108
Loss (gain) on sale of businesses and held-for-sale assets, net [2]	537	14,936	(4,848)	(4,311)	28,578
Goodwill impairment [3]	—	—	—	—	88,872
Gain on termination of alliance agreement [4]	—	(154,754)	—	—	(154,754)
Impairment on long-lived assets [5]	—	—	12,967	12,967	—
MS adjusted segment profit	$70,805	$75,920	$75,243	$146,048	$156,020

MC segment profit	$93,709	$100,661	$86,555	$180,264	$196,658
Restructuring costs [1]	—	—	—	—	2,795
MC adjusted segment profit	$93,709	$100,661	$86,555	$180,264	$199,453

AMH segment profit	$28,980	$35,830	$24,606	$53,586	$83,995
Restructuring costs [1]	—	—	—	—	1,254
AMH adjusted segment profit	$28,980	$35,830	$24,606	$53,586	$85,249

Unallocated general and administrative expenses	$15,338	$29,935	$10,534	$25,872	$73,535
Less: unallocated deal and integration costs	(724)	(18,441)	(2,218)	(2,942)	(38,416)
Less: unallocated restructuring costs [1]	—	—	—	—	(86)
Adjusted unallocated general and administrative expenses	$14,614	$11,494	$8,316	$22,930	$35,033

Total adjusted segment profit	$193,494	$212,411	$186,404	$379,898	$440,722
Less: adjusted unallocated general and administrative expenses	(14,614)	(11,494)	(8,316)	(22,930)	(35,033)
Total adjusted operating income	$178,880	$200,917	$178,088	$356,968	$405,689

1 Restructuring charges resulting from cost saving initiatives.
2 Loss (gain) from the sale of certain businesses and held-for-sale assets, net.
3 Non-cash impairment charges associated with goodwill.
4 Gain on the termination of the alliance agreement with MacDermid Enthone.
5 Impairment of long-lived assets.

Entegris, Inc. - page 11 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Six months ended
	Jun 29, 2024	Jul 1, 2023	Mar 30, 2024	Jun 29, 2024	Jul 1, 2023
Net sales	$812,652	$901,000	$771,025	$1,583,677	$1,823,396
Net income	$67,696	$197,646	$45,266	$112,962	$109,480
Net income - as a % of net sales	8.3%	21.9%	5.9%	7.1%	6.0%
Adjustments to net income:
Equity in net loss of affiliates	217	130	206	423	130
Income tax expense (benefit)	6,689	(16,491)	3,456	10,145	4,978
Interest expense, net	52,527	78,605	54,379	106,906	163,426
Other expense, net	2,977	7,724	14,285	17,262	3,066
GAAP - Operating income	130,106	267,614	117,592	247,698	281,080
Operating margin - as a % of net sales	16.0%	29.7%	15.3%	15.6%	15.4%
Goodwill impairment [1]	—	—	—	—	88,872
Deal and transaction costs [2]	—	—	—	—	3,001
Integration costs:
Professional fees [3]	147	13,324	2,140	2,287	25,312
Severance costs [4]	577	965	78	655	2,327
Retention costs [5]	—	362	—	—	1,642
Other costs [6]	—	3,789	—	—	6,134
Restructuring costs [7]	—	—	—	—	11,242
Loss (gain) on sale of businesses and held-for-sale assets, net [8]	537	14,937	(4,848)	(4,311)	28,579
Gain on termination of alliance agreement [9]	—	(154,754)	—	—	(154,754)
Impairment of long-lived assets [10]	—	—	12,967	12,967	—
Amortization of intangible assets [11]	47,513	54,680	50,159	97,672	112,254
Adjusted operating income	178,880	200,917	178,088	356,968	405,689
Adjusted operating margin - as a % of net sales	22.0%	22.3%	23.1%	22.5%	22.2%
Depreciation	47,407	43,719	45,343	92,750	90,494
Adjusted EBITDA	$226,287	$244,636	$223,431	$449,718	$496,183
Adjusted EBITDA - as a % of net sales	27.8%	27.2%	29.0%	28.4%	27.2%
1 Non-cash impairment charges associated with goodwill.
2 Deal and transaction costs associated with the CMC Materials acquisition and completed divestitures.
3 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations. These fees arise outside of the ordinary course of our continuing operations.
4 Represents severance charges related to the integration of the CMC Materials acquisition.
5 Represents retention charges related directly to the CMC Materials acquisition and completed divestitures, and are not part of our normal, recurring cash operating expenses.
6 Represents other employee related costs and other costs incurred relating to the CMC Materials acquisition and the completed divestitures. These costs arise outside of the ordinary course of our continuing operations.
7 Restructuring charges resulting from cost saving initiatives.
8 Loss (gain) from the sale of certain businesses and held-for-sale assets, net.
9 Gain on the termination of the alliance agreement with MacDermid Enthone.
10 Impairment of long-lived assets.
11 Non-cash amortization expense associated with intangibles acquired in acquisitions.
Entegris, Inc. - page 12 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In thousands, except per share data) (Unaudited)

	Three months ended			Six months ended
	Jun 29, 2024	Jul 1, 2023	Mar 30, 2024	Jun 29, 2024	Jul 1, 2023
GAAP net income	$67,696	$197,646	$45,266	$112,962	$109,480
Adjustments to net income:
Goodwill impairment [1]	—	—	—	—	88,872
Deal and transaction costs [2]	—	—	—	—	3,001
Integration costs:
Professional fees [3]	147	13,324	2,140	2,287	25,312
Severance costs [4]	577	965	78	655	2,327
Retention costs [5]	—	362	—	—	1,642
Other costs [6]	—	3,789	—	—	6,134
Restructuring costs [7]	—	—	—	—	11,242
Loss on extinguishment of debt and modification [8]	796	4,481	11,551	12,347	8,361
Loss (gain) on sale of businesses and held-for-sale assets, net [9]	537	14,937	(4,848)	(4,311)	28,579
Gain on termination of alliance agreement [10]	—	(154,754)	—	—	(154,754)
Infineum termination fee, net [11]	—	—	—	—	(10,877)
Impairment of long-lived assets [12]	—	—	12,967	12,967	—
Amortization of intangible assets [13]	47,513	54,680	50,159	97,672	112,254
Tax effect of adjustments to net income and discrete tax items[14]	(10,157)	(35,825)	(13,541)	(23,698)	(34,186)
Non-GAAP net income	$107,109	$99,605	$103,772	$210,881	$197,387

Diluted earnings per common share	$0.45	$1.31	$0.30	$0.74	$0.73
Effect of adjustments to net income	$0.26	$(0.65)	$0.39	$0.65	$0.58
Diluted non-GAAP earnings per common share	$0.71	$0.66	$0.68	$1.39	$1.31

Diluted weighted averages shares outstanding	151,819	150,837	151,718	151,769	150,609
Diluted non-GAAP weighted average shares outstanding	151,819	150,837	151,718	151,769	150,609

1 Non-cash impairment charges associated with goodwill.
2 Deal and transaction costs associated with the CMC Materials acquisition and completed divestitures.
3 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations. These fees arise outside of the ordinary course of our continuing operations.
4 Represents severance charges related to the integration of CMC Materials.
5 Represents retention charges related directly to the CMC Materials acquisition and completed divestitures, and are not part of our normal, recurring cash operating expenses.
6 Represents other employee-related costs and other costs incurred relating to the CMC Materials acquisition and completed divestitures. These costs arise outside of the ordinary course of our continuing operations.
7 Restructuring charges resulting from cost saving initiatives.
8 Non-recurring loss on extinguishment of debt and modification of our Credit Agreement.
9 Loss (gain) from the sale of certain businesses and held-for-sale assets, net.
10 Gain on the termination of the alliance agreement with MacDermid Enthone.
11 Non-recurring gain from Infineum termination fee.
12 Impairment of long-lived assets.
13 Non-cash amortization expense associated with intangibles acquired in acquisitions.
14 The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate for each respective year.
Entegris, Inc. - page 13 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of Reported Net Sales to Adjusted Net Sales (excluding divestitures) Non-GAAP
(In thousands)
(Unaudited)

	Three months ended			Six months ended
	Jun 29, 2024	Jul 1, 2023	Mar 30, 2024	Jun 29, 2024	Jul 1, 2023
Net sales	$812,652	$901,000	$771,025	$1,583,677	$1,823,396
Less: divestitures [1]	—	(135,225)	(33,907)	(33,907)	(279,263)
Adjusted Net sales (excluding divestitures) Non-GAAP	$812,652	$765,775	$737,118	$1,549,770	$1,544,133

1 Adjusted for the quarterly impact of net sales from divestitures.

Entegris, Inc. - page 14 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook *
(In millions, except per share data)
(Unaudited)

Third Quarter Outlook
Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin	September 28, 2024
Net sales	$820 - $840
GAAP - Operating income	$139 - $153
Operating margin - as a % of net sales	17.0% - 18.2%
Deal, transaction and integration costs	—
Amortization of intangible assets	47
Adjusted operating income	$187 - $201
Adjusted operating margin - as a % of net sales	22.7% - 23.9%
Depreciation	47
Adjusted EBITDA	$234 - $248
Adjusted EBITDA - as a % of net sales	28.5% - 29.5%

Third Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	September 28, 2024
GAAP net income	$78 - $85
Adjustments to net income:
Deal, transaction and integration costs	—
Amortization of intangible assets	47
Income tax effect	(11)
Non-GAAP net income	$114 - $121

Third Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	September 28, 2024
Diluted earnings per common share	$0.51 - $0.56
Adjustments to diluted earnings per common share:
Deal, transaction and integration costs	—
Amortization of intangible assets	0.31
Income tax effect	(0.07)
Diluted non-GAAP earnings per common share	$0.75 - $0.80

*As a result of displaying amounts in millions, rounding differences may exist in the tables.

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Entegris, Inc. - page 15 of 15